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                                                                    EXHIBIT 23.2

                     [Letterhead of McGladrey & Pullen, LLP]

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



        We consent to the incorporation by reference in this Registration Statement of Thornburg Mortgage Asset Corporation (the "Company") on Form S-3D of our report, dated January 14, 1997 accompanying the financial statements of the Company appearing in its 1996 Annual Report on Form 10-K.


                                                    /s/ MCGLADREY & PULLEN, LLP
                                                    ----------------------------
                                                        McGladrey & Pullen, LLP


New York, New York
September 19, 1997